SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: April 28, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                 000-29217                   95-4721385
----------------           ---------                   ----------
(State or other           (Commission                 (IRS Employer
jurisdiction of            File Number)                Identification No.)
incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                       90045
-----------------------------------------                     -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 846-2500

 Not Applicable
(Former name or former address, if changed since last report.)

=========================================================+=============


Item 1.  Changes in Control of Registrant

         None.

Item 2.  Acquisition or Disposition of Assets

                  None.




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Item 3.  Bankruptcy or Receivership

                  None.


Item 4.  Changes in Accountants

         On April 25, 2003, the registrant engaged the firm of Mendoza Berger & Company, LLP, Certified Public Accountants, as the principal accountant to audit the registrant's financial statements. During the registrant's two most recent fiscal years, the registrant has not consulted the newly engaged accountant regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements nor has it consulted the newly engaged accountant regarding any matter that was either the subject of a disagreement or a reportable event.

Item 5.  Other Events and Regulation FD Disclosure

         None.


Item 6.  Resignation of Directors

             None.


Item 7.  Financial Statements Pro Forma Financial & Exhibits

         None.


Item 8.  Changes In Fiscal Year

         None.


Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 28, 2003                        Accesspoint corporation
      -------------------

                                   By: /s/ William Barber
                                      -----------------------------------------
                                      William Barber
                                      President

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